UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2006
Resource Capital Corp.
(Exact name of registrant as specified in its chapter)

Maryland	1-32733	20-2287134
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

712 Fifth Avenue, 10th Floor New York, NY		10019
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 212-974-1708
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

    On May 23, 2006, Resource Capital Corp. (the "Company") issued a press release announcing that the Securities and Exchange Commission declared its Registration Statement on Form S-11 effective.  The registration statement relating to the resale of 14,450,800 shares of common stock was filed pursuant to a registration rights agreement entered into in March 2005 in connection with the private placement of 15,333,334 shares of the Company's common stock.  Under this Registration Statement, the selling stockholders listed in the prospectus are permitted, but are not obligated, to sell, from time-to-time, some or all of their respective shares covered by the prospectus.  The Company will not receive any proceeds from the sale of shares under the registration statement.  A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 Financial Statement and Exhibits.

(c)	Exhibits
99.1	Press Release dated May 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thomas C. Elliott
Date: May 23, 2006	/s/ Thomas C. Elliott Thomas C. Elliott Chief Financial Officer